palvella
THERAPEUTICS



Forward Looking Statements

Certain statements in this Presentation may be considered forward-looking. Forward-looking statements generally relate to future events or Palvella Therapeutics, Inc.'s (the "Company") future financial or operating performance. For example, statements regarding anticipated growth in the industry in which the Company operates and anticipated growth in demand for the Company's products, the Company's planned research and development activities, the Company's planned clinical trials, including timing of receipt of data from the same, the planned regulatory framework for the Company's product candidates, the strength of the Company's intellectual property portfolio, and projections of the Company's future financial results and other metrics. In some cases, you can identify forward-looking statements by terminology such as "pro forma", "may", "should", "could", "might", "plan", "possible", "project", "strive", "budget", "forecast", "expect", "intend", "will", "estimate", "anticipate", "believe", "predict", "potential" or "continue", or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon current estimates and assumptions of the Company and its management and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this presentation. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: competition, the ability of the company to grow and manage growth, maintain relationships with customers and suppliers and retain its management and key employees; the success, cost and timing of the Company's product development activities, studies and clinical trials; changes in applicable laws or regulations; the possibility that the Company may be adversely affected by other economic, business or competitive factors; the Company's estimates of expenses and profitability; the evolution of the markets in which the Company competes; the ability of the Company to implement its strategic initiatives and continue to innovate its existing products; and the ability of the Company to defend its intellectual property.

Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no duty to update these forward-looking statements.

Industry and Market Data

The Company may from time to time provide estimates, projections and other information concerning its industry, the general business environment, and the markets for certain conditions, including estimates regarding the potential size of those markets and the estimated incidence and prevalence of certain medical conditions. Information that is based on estimates, forecasts, projections, market research or similar methodologies is inherently subject to uncertainties, and actual events, circumstances or numbers, including actual disease prevalence rates and market size, may differ materially from the information reflected in this presentation. Unless otherwise expressly stated, we obtained this industry, business information, market data, prevalence information and other data from reports, research surveys, studies and similar data prepared by market research firms and other third parties, industry, medical and general publications, government data, and similar sources, in some cases applying our own assumptions and analysis that may, in the future, prove not to have been accurate.

Trademarks

This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM © or ® symbols, but the Company will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

palvella THERAPEUTICS



Building the leading therapeutics company focused on rare genetic skin diseases

BVF PARTNERS L.P.

CAMCapital®
CAXTON ALTERNATIVE MANAGEMENT

Ligand®

Petrichor
Healthcare Capital Management

SAMSARA BIOCAPITAL

palvella
THERAPEUTICS

What Sets Palvella Apart

First-in-Disease Therapies

Exclusively focused on developing transformational therapies for rare diseases with no FDA approved treatments

A Rare Team

Team with proven history in building successful rare disease companies, including Insmed

Capital Efficiency

Lean senior team with track record of disciplined approach to operating business with our investors' capital top of mind

palvella THERAPEUTICS

QTORIN™ Rapamycin: Landmark Phase 3 Study Sets Stage for Potential U.S. Launch

Highly statistically significant Phase 2 results in Microcystic LMs
100% of patients (n=12) "much" or "very much" improved with QTORIN™ rapamycin on Clinician Global Impression of Change ($p<0.0001$)

Phase 3 designed for success & expedited regulatory pathway
Single arm Phase 3 study coupled with FDA's Breakthrough Designation

U.S. peak sales potential > $1bn in two uncontested indications
Microcystic LMs (estimated > 30k U.S. diagnosed patients) & Cutaneous Venous Malformations (estimated > 75k U.S. diagnosed patients)

QTORIN™ platform is reproducible with broad applicability
To estimated 600 rare skin diseases, most of which have no approved therapies

palvella THERAPEUTICS

Sources: Primary prospective research conducted by Clarity Pharma and Sentero Pharma, claims data, Gallagher et. al. (2022).

palvella THERAPEUTICS

OUR LEAD INNOVATION

QTORIN™ 3.9% RAPAMYCIN ANHYDROUS GEL

palvella THERAPEUTICS

mTOR inhibition in Rare Skin Diseases: Broad Potential

Scientific data supports potential in many rare skin diseases



Venous Malformations[2]
Refractory Vascular Tumors[5]

1. Marqués et. al., J Am Acad Dermatol. (2015). 2. Seront et. al., JCI Insight. (2023). 3. Adams et. al., Pediatrics. (2016). 4. Redl et. al., Lancet Rheumatol. (2024). 5. Greenberger et. al., J Invest Dermatol. (2011).

palvella THERAPEUTICS

Systemic Rapamycin Limitations Restrict Use in Genetic Skin Diseases

Systemic Rapamycin





Strong immunosuppressive activity
poses significant risks to patients with localized cutaneous disease[1]



Systemic toxicities
including stomatitis, hypertriglyceridemia, hypercholesterolemia, GI distress, peripheral edema, anemia, urinary tract infection[1]



Poor biodistribution to the skin[2]

1. Rapamune package insert. 2. Data on file; Kitayama et al., Journal of Derm. Science (2019)

palvella THERAPEUTICS

Our Innovation: QTORIN™ Platform

Reproducible platform for generation of novel topical product candidates for rare diseases



High payload capacity optimizes potential for therapeutic activity: Accommodates high API concentrations, i.e., 3.9% rapamycin

Delivery to dermis with limited systemic absorption: Delivers large molecular weight molecules to dermis while overcoming 500 Dalton Rule

Favorable patient tolerability: Precisely selected composition of inactive excipients enables chronic dosing for lifelong genetic diseases

Scalable cGMP process: Physical and chemical stability at room temperature providing for long-term shelf life

QTORIN™ product candidates eligible for composition IP on formulation

palvella THERAPEUTICS

QTORIN™ 3.9% Rapamycin Anhydrous Gel

RAPAMYCIN

Direct mechanistic engagement of causal mTOR pathway



QTORIN™

1000x higher rapamycin levels at site of disease vs. systemic rapamycin[1]



TOPICAL

Limited-to-undetectable systemic absorption[2]





palvella
QTORIN™
3.9% rapamycin
anhydrous gel
Measured
Dose Pump



Granted U.S. patents through at least 2038

Stable at room temperature for > 2 years

QTORIN™ 3.9% rapamycin anhydrous gel is for investigational use only and has not been approved or cleared by the FDA or by any other regulatory agency. The safety or efficacy has not been established for any use.

1. Data on file.
2. Clinical Study Report PALV-0609.

QTORIN™ 3.9% RAPAMYCIN

FOR

Microcystic Lymphatic Malformations and Cutaneous Venous Malformations

palvella THERAPEUTICS

Microcystic Lymphatic Malformations: *Serious, Debilitating, and Lifelong*

Genetics & Pathophysiology:

Somatic PIK3CA mutations cause hyperactivated PI3K/mTOR

Early onset: Present at birth and significant impact to adolescents

Lymphorrhea: Persistent discharge of lymphatic fluid through skin layers

Deep infections: Cellulitis and other serious infections

Proliferation of infiltrative lesions over time with no spontaneous resolution

> 30k patients

ESTIMATED DIAGNOSED IN THE US[1]



Leads to serious impact to quality of life and hospitalizations, with no FDA approved therapies

Current options: repeated surgeries, off label systemic pharmacotherapies limited by toxicities

palvella THERAPEUTICS

1. Gallagher et. al. (2022).

No Spontaneous Regression Well-Established in Micro LMs


PRS ORIGINAL ARTICLE
Reconstructive

Spontaneous Regression of Lymphangiomas in a Single Center Over 34 Years

Types	Microcystic
Subtotal	28
Sex (F:M)	14:14
Age (y), mean ± SD	0.89 ± 1.4
Maximum diameter (cm), mean ± SD	—
Spontaneous regression	
Positive	0
Negative	28

* *Consistent with well-established history of PI3K Related Overgrowth Spectrum, which includes microcystic LM*
***Kato M et al., Plast Reconstr Surg Glob Open. 2017 Sep 25;5(9):e1501.*

palvella THERAPEUTICS

QTORIN™ Rapamycin: On Target, In Tissue



Growth factor
TIE-2
PI3K
Hyperactivated in LM
AKT
rapamycin
mTOR
S6K1
4EBP
Gene expression
Proliferation, cell survival, angiogenesis

- Monogenic somatic mutations leads to overactivated PI3K/mTOR signaling

- QTORIN™ delivers pharmacologically active levels of rapamycin transepidermally to diseased tissue

palvella THERAPEUTICS

QTORIN™ Rapamycin: Phase 2 Study in Microcystic LM

n=12; QD dose



James Treat, M.D.

Children's Hospital of Philadelphia



Joyce Teng, M.D., Ph.D.

Stanford MEDICINE



Steve Kempers, M.D.

Associated Skin Care Specialists



Milton Waner, M.D.

vascular birthmark institute



Alison Small, M.D.

OHSU School of MEDICINE

Baseline (4 weeks) → Single arm, QTORIN™ rapamycin treatment (QD) (12 weeks)

Study Objectives: Safety and efficacy

Results

- Clinically & statistically significant on pre-specified global and individual endpoints
- Patient exit interviews and photographs align with clinical data

Phase 2: Clinically Meaningful, Statistically Significant Improvements



CGI-C
+ 2.42 (p<0.0001)
Measured Improvement (Absolute)
3
2.5
2
1.5
1
0.5
0
*
Week 4
Week 8
Week 12
Week 4
Week 8
Week 12
Clinician Global Impression of Change
Patient Global Impression of Change

Global and Individual Clinical Signs: Rapid Onset and Time Dependent Improvements

Statistically significant across key individual signs of microcystic LM at week 12

- Height (p<0.0001)
- Leaking (p<0.005)
- Bleeding (p<0.05)
- Erythema (p<0.005)
- Hyperkeratosis (p<0.005)

* = p-value <0.0001

Phase 2: Clinically Meaningful, Statistically Significant Improvements


Very Much Improved +3
Much Improved +2
Minimal Improvement +1
No Change 0
Minimally Worse -1
Much Worse -2
Very Much Worse -3
1 2 3 4 5 6 7 8 9 10 11 12
Patient #
Improved

Clinician Global Impression of Change (week 12)
n=12

palvella THERAPEUTICS

Phase 2 Results: Visible Improvement

Baseline



Week 12



palvella THERAPEUTICS

Phase 2 Results: Visible Improvement

Baseline



Week 12



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Microcystic Lymphatic Malformation: Phase 2 All Treatment-Related Adverse Events

TREATMENT RELATED AES	RELATED ANY GRADE EVENTS (%, N=12)
Application site pain	3 (25)
Application site pruritus	3 (25)
Application site discharge	1 (8.3)
Application site erythema	1 (8.3)
Application site paraesthesia	1 (8.3)
Nodule	1 (8.3)
Eczema	1 (8.3)
Skin exfoliation	1 (8.3)
Diarrhea	1 (8.3)
Headache	1 (8.3)

Low blood levels of rapamycin detected in some patients: 120.98 pg/mL (mean)

- QTORIN™ rapamycin had favorable safety profile and was well tolerated
- All Treatment Related Adverse Events were moderate or mild (no severe events)
- No discontinuations due to AEs
- No unexpected AEs

Phase 3 Pivotal Study Design Mimics Phase 2 Study

Phase 3 trial design based on statistical significance with n=12 in Phase 2

	Phase 2	Phase 3
Size	n=12	n=40 (for NDA safety database)
Noteworthy Efficacy Endpoints	CGI-C, a 7-point clinician change scale ($p<0.0001$)[1]	mLM-IGA, a 7-point clinician change scale (primary)[2]
Study duration	12 weeks	24 weeks
Baseline Controlled	✓	✓
QD Dosing	✓	✓
Moderate to severe study population	✓	✓
		> 99% powered

VIJOICE (Alpelisib) for PIK3CA-Related Overgrowth Spectrum (PROS)

Received FDA accelerated approval in PROS based on retrospective chart review from open label, baseline-controlled compassionate use program

1. CGI-C is a 7-point change scale ranging from -3 (very much worse) to +3 (very much improved)
2. mLM-IGA is 7-point change scale ranging from -3 (very much worse) to +3 (very much improved) that uses baseline photos as a required component for live clinician assessment of lesion change

SELVA Phase 3 Study: Single-Arm, Baseline-Controlled

n=40; QD dose


Efficacy Evaluation Period
24 weeks
Treatment Extension
24+ weeks
I/E
Photo 1
Day 1 Baseline
Photo 2
Primary Efficacy
Photo 3
Baseline
(≥ 8 weeks)
Single arm, QTORIN™ rapamycin treatment (QD)
Entry Interview
with participant
Exit Interview with
participant

Primary Efficacy

- mLM-IGA, a 7-point clinician change scale

Key Secondary

- Blinded mLM Multi-Component Static Scale (mLM- MCSS)

Data anticipated Q1 2026

palvella THERAPEUTICS

Real world evidence and OUS treatment guidelines

LYMPHATIC RESEARCH AND BIOLOGY
©Mary Ann Liebert, Inc.
DOI: 10.1089/lrb.2021.0103

Sirolimus in the Treatment of Microcystic Lymphatic Malformations: A Systematic Review

Joyce M.C. Teng, MD, PHD,[1] Adrienne Hammill, MD, PHD,[2] Jeff Martini, PHD,[3] and James Treat, MD[4]

"Micro LMs represent therapeutically challenging congenital vascular lesions. There is no universally accepted gold standard of care and there are no FDA approved therapies…this review examines clinical data over the last 10 years on the role of sirolimus [rapamycin]…a total of 16 studies were identified…clinically meaningful, long-term improvement (up to 3 years) was noted…however, developing a commercial topical sirolimus formulation faces important challenges."

Leboulanger *et al.*
Orphanet Journal of Rare Diseases (2023) 18:10
https://doi.org/10.1186/s13023-022-02608-y

French national diagnosis and care protocol (PNDS, protocole national de diagnostic et de soins): cystic lymphatic malformations

Nicolas Leboulanger[1,2], Annouk Bisdorff[3], Olivia Boccara[4], Anne Dompmartin[5], Laurent Guibaud[6], Christine Labreze[7], Jacques Lagier[8], Bénédicte Lebrun-Vignes[9], Denis Herbreteau[10], Aline Joly[11], Julie Malloizel-Delaunay[12], Arnaud Martel[8], Stéphane Munck[13], Frédérique Saint-Aubin[14] and Annabel Maruani[15,16]

"Sirolimus [rapamycin] is the disease-modifying treatment of choice. It should be started early in life (early childhood) to prevent the increase in volume of the LM."

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FDA Status: NDA Submission Planned for 2026[1]

- Completed Breakthrough Therapy Designation and End of Phase 2 meetings with FDA
- Seeking full FDA approval based on clinical endpoints utilized in prospective Phase 2 and Phase 3 studies
- 505(b)(2) pathway leveraging prior FDA approvals of rapamycin

Breakthrough Therapy Designation

Fast Track Designation

Orphan Drug Designation

1. NDA submission planned if Phase 3 study is successful.

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Market research (May 2024): Strong uptake in U.S. anticipated

Product X: topical 3.9% rapamycin gel

Percent of my microcystic LM patients I would prescribe Product X:

75%

Would you incorporate Product X into your clinical practice?

Would you consider this as a first-line therapy for these patients?

Do you see advantages of topical administration of rapamycin (vs oral)?


% Yes
98%
98%
96%

"It would be a first choice medical therapy"

"I believe patient acceptance would be great"

Survey of 52 high-volume dermatologists and hematologists (average of 11.7 cutaneous microcystic lymphatic malformation patients)

Source: May 2024, Medacorp.

Favorable Market Dynamics Enables Potential for Self-Commercialization

1. **First and only market position in a serious disease with no FDA-approved therapies**
2. **Relatively small number of US vascular anomaly centers (n=142),** mostly within academic medical centers, streamline our commercial and medical affairs efforts
3. **Well-defined disease with clear diagnostic parameters,** including alignment from the International Society for the Study of Vascular Anomalies (ISSVA) on classification
4. **Convenient at-home administration for patients and shelf-stable product not requiring cold chain distribution**
5. **Second indication (Venous Malformations) has many synergies with Micro LMs**

palvella THERAPEUTICS

Cutaneous Venous Malformations: *Serious, High Unmet Need*

Genetics & Pathophysiology:
TIE2 or PIK3CA over-activating mutations; part of the PI3K/AKT/mTOR pathway

Dysregulated growth of malformed veins impacting the skin

Hemorrhaging

Functional impairment

Deformity as lesions continue to grow

> 75k patients

ESTIMATED DIAGNOSED IN THE US[1]



Leads to physical & functional impairment, psychological distress, with no FDA approved therapies

Current options: laser treatment, off label systemic pharmacotherapies limited by toxicities

palvella THERAPEUTICS

1. Primary prospective research conducted by Clarity Pharma.

Substantial body of research supporting rapamycin's potential in VM led to FDA Fast Track Designation for QTORIN™ rapamycin

CURRENT OPINION VASCULAR BIOLOGY: EDITED BY M. LUISA IRUELA ARISPE

Rapamycin and the treatment of venous malformations

Seront, Emmanuel[a,b]; Van Damme, An[b,c]; Boon, Laurence M.[d,e]; Vikkula, Miikka[b,d,e]

Summary

Targeted molecular therapies are becoming interesting additions to the management of vascular anomalies, and rapamycin is establishing itself as the gold standard for venous malformations.

1. **High potential of rapamycin**

   "Rapamycin is the first targeted therapy that improves considerably the QoL of these patients"

2. **Need for topical therapies**

   "Topical agents…could abolish the need for systemic treatments that have wider toxicity"

Cutaneous Venous Malformation Phase 2 Study

n=~15; QD dose


I/E; Photo 1
Day 1
Baseline
Photo 2
Efficacy Evaluation Period
12 weeks
Day 84
Baseline
Photo 3
Baseline
(≥ 4 weeks)
Single arm, QTORIN™ rapamycin treatment (QD)
Entry Interview
with participant
Exit Interview with
participant

Primary Efficacy

- Cutaneous venous malformation – investigators' global assessment (7-point clinician change scale)

Secondary Endpoints

- Cutaneous venous malformation - multicomponent static scale

Data anticipated Q4 2025

palvella THERAPEUTICS

QTORIN™ rapamycin: > $1B peak sales potential in five years[1]

- **Recent (June 2024) claims data analysis confirms significant commercial opportunity in both diseases**

Microcystic Lymphatic Malformations

38K+ with Microcystic disease[2]

30%+ share at peak

Orphan pricing

Cutaneous Venous Malformations

81-119K with cutaneous venous malformations[3]

30% + share at peak

Orphan pricing

> $1bn U.S. peak sales potential

1. Primary prospective research conducted by Clarity Pharma and Sentero Pharma, claims analysis conducted by Trinity Research (June 2024).
2. Includes microcystic LM and mixed LM (patients with both microcystic and macrocystic disease).
3. Includes cutaneous only and mixed venous malformations.

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Pipeline in a Product for mTOR-driven skin diseases

Potential 2027 U.S. launch anticipated, if approved

Microcystic Lymphatic Malformations

30k + patients[1]

Potential 2029 U.S. launch anticipated, if approved

Cutaneous Venous Malformations

75k + patients[2]

Refractory Capillary Malformations

15k + patients[3]

Refractory Vascular Tumors

75k + patients[4]

Cutaneous Sarcoidosis

15k + patients[5]

Other mTOR-driven diseases, including skin cancers

1. Gallagher et. al. (2022). 2. Clarity Pharma. 3. Hammill et. al. (2024).
4. Anderson et. al (2016); Ji et. al. (2018). 5. Ezeh et. al. (2023)

palvella THERAPEUTICS

QTORIN™ PLATFORM

FOR

Additional Rare Genetic Skin Diseases

palvella THERAPEUTICS

QTORIN™ platform has broad potential across rare dermatological diseases



QTORIN™
PLATFORM



QTORIN™ Rapamycin
- Microcystic Lymphatic Malformations
- Venous Malformations
- Additional mTOR-driven indications



Other

Additional QTORIN™-enabled products
- Multiple rare genodermatoses and molecules under evaluation

"We have begun to see interest from investors and companies in developing treatments for a rare disease such as epidermolysis bullosa, but there are many other diseases within dermatology that remain unaddressed"

John Doux, M.D., Barriers and Opportunities Across the Development Divide, *The Society of Investigative Dermatology*, 2015







$30M PIPE: Sufficient Capital Runway into Q4 2026

		2024			2025				2026				2027			
		Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
QTORIN™	Micro LM		1st Ph. III Patient Dosed						Ph. III Data					Potential FDA Approval		
QTORIN™	VM			1st Ph. II Patient Dosed				Ph. II Data								
Corporate				Expected Reverse Merger Close												

QTORIN™ Rapamycin: Landmark Phase 3 Study Sets Stage for Potential U.S. Launch

Highly statistically significant Phase 2 results in Microcystic LMs
100% of patients (n=12) "much" or "very much" improved with QTORIN™ rapamycin on Clinician Global Impression of Change ($p<0.0001$)

Phase 3 designed for success & expedited regulatory pathway
Single arm Phase 3 study coupled with FDA's Breakthrough Designation

U.S. peak sales potential > $1bn in two uncontested indications
Microcystic LMs (estimated > 30k U.S. diagnosed patients) & Cutaneous Venous Malformations (estimated > 75k U.S. diagnosed patients)

QTORIN™ platform is reproducible with broad applicability
To estimated 600 rare skin diseases, most of which have no approved therapies

palvella THERAPEUTICS

Sources: Primary prospective research conducted by Clarity Pharma and Sentero Pharma, claims data, Gallagher et. al. (2022).

palvella THERAPEUTICS